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                                                                    Exhibit 23.1

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
First State Bancorporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  KPMG LLP

Albuquerque, New Mexico
July 1, 2002